                                                                   EXHIBIT 10.16

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

[INTERNATIONAL AERO ENGINES LOGO]

26 May 2004

America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, Arizona 85034
Attention:  Tom Weir, Treasurer

Subject: Side letter No. 15 to the Amended and Restated V2500 Support Contract between America West Airlines, Inc., and IAE International Aero Engines AG dated 7 October 1998

Dear Tom:

We refer to the Amended and Restated V2500 Support Contract between America West Airlines, Inc. ("AWA") and IAE International Aero Engines AG ("IAE") dated 7 October 1998 (said Amended and Restated V2500 Support Contract, being hereinafter referred to as the "Contract"). Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the Contract.

1.    FINANCIAL SUPPORT

      1.1   Fleet Introductory Assistance Credit

            IAE shall support AWA's firm and binding commitment to purchase from AVSA S.A.R.L. ("Airbus") seven (7) new, firmly ordered A319 aircraft and ten (10) new, firmly ordered A320 aircraft powered by new V2524-A5 and V2527-A5 Propulsion Systems, respectively, to be delivered in accordance with the schedule set forth in Exhibit A to this Side Letter (the "Firm 2004 Aircraft") pursuant to an Amendment to the existing Purchase Agreement by and between Airbus and AWA (the "Airbus Purchase Agreement"). To assist AWA with introducing the Firm 2004 Aircraft into its fleet, IAE will provide fleet introductory assistance credits to AWA of $[*] of the A319 aircraft and $[*] of the A320 Aircraft, all in January 2003 U.S. Dollars (the "Credits").

      1.2   Fleet Expansion Commitment

            a.    Airbus has provided AWA with purchase rights for up to fifteen
                  (15) A320 family aircraft. AWA agrees that if they exercise any of these purchase right aircraft, they will be powered by either V2500-A5 or Pratt & Whitney 6000 propulsion systems, whichever may be applicable (with respect to the V2500-A5 powered aircraft these shall be referred to as the "2004 Purchase Right Aircraft"). To assist AWA with introducing such 2004 Purchase Right Aircraft into its fleet, should such aircraft be V2500-A5 powered, IAE will grant to AWA the same credits for such aircraft as set forth in Clause 1.1 above. All Purchase Right Aircraft shall be delivered to AWA [*].

            b.    [*]

            c. AWA agrees to purchase new spare Engines at the appropriate thrust rating at prices no less favorable to AWA than the Firm 2004 Spare Engines (as defined below) with each of the [*] and [*] 2004 Purchase Right Aircraft (the "2004 Purchase Right Spare Engines"). At the request of AWA, IAE will adjust the contractual spare engine coverage requirements for various thrust categories in order to more closely approximate the thrust coverage requirements of AWA's V2500-A5 powered fleet. [*]

      1.3   Credit Escalation

            The credits described in Clauses 1.1 and 1.2 above are subject to escalation in accordance with the IAE Escalation Formula set forth in Exhibit B-1 to this Side Letter from the base month of [*] to the date of delivery to Airbus by IAE of the Propulsion Systems for the corresponding Firm 2004 Aircraft or 2004 Purchase Right Aircraft.

      1.4   Spare Engine Purchase

            AWA firmly and irrevocably agrees to purchase two (2) new spare V2524-A5 Engines and three (3) new spare V2527-A5 Engines to be delivered in accordance with the delivery schedule set forth in Exhibit A to this Side Letter (together the "Firm 2004 Spare Engines"); provided, however, AWA (a) shall not be required to purchase a Firm 2004 Spare Engine if Airbus is in default under the Airbus Purchase Agreement and, as a result, AWA does not purchase the Firm 2004 Aircraft that created the obligation to purchase the Firm 2004 Spare Engine, and

            (b) AWA may delay the purchase of the Firm 2004 Spare Engine to correspond with any delay in delivery of the Firm 2004 Aircraft not caused by AWA's fault or negligence. AWA agrees to purchase an Engine Storage Bag and Engine Transportation Stand for delivery with each Firm 2004 Spare Engine.

            AWA agrees to acquire new spare V2500-A5 Engines to support any [*] Aircraft it may acquire, with such Engines being scheduled for [*] AWA agrees to maintain with respect to such [*] Aircraft a minimum direct ratio of delivered new spare V2500-A5 Engines to delivered new installed V2500-A5 Engines per aircraft thrust rating of [*]

            The unit base price of any new spare V2524-A5 engine, any new spare V2527-A5 engine and any new spare V2533 A5 spare engine for delivery ex works IAE point of manufacture prior to [*] in [*] U.S. Dollars, is [*] respectively, and is subject to escalation in accordance with the escalation formula attached as Exhibit B-2 hereto.

      1.5   Spare Engine Assistance

            [*]

2.    V2500 ENGINE/NACELLE AND PARTS SERVICE POLICY

      [*]

3.    CONTRACT AMENDMENTS

      3.1 The definition of Aircraft as set forth in Clause 1.1 of the Contract is deleted in its entirety and replaced with:

            "1.1 "Aircraft" means the Firm Aircraft, the Firm 2004 Aircraft, the [*] Aircraft and the 2004 Purchase Right Aircraft, being acquired by AWA as set out in, respectively Exhibit A to the Contract, and Exhibit A to Side Letter No. 15."

      3.2 With respect to the Exhibit A to Side Letter No. 5 between IAE and AWA, IAE and AWA agree that all prior AWA options for aircraft with V2500-A5 power referenced in such exhibit are hereby extinguished.

      3.3 Clause 5.1 of Side Letter 2 is deleted in its entirety and replaced with:

            "5.1 Subject to AWA's compliance with Clause 2.1.3 of the Contract, the IAE Customer Support Representative at AWA will provide AWA with access to an adequate quantity of appropriate data plates and data entry plugs which allow AWA to utilize the:
                  (i) Aircraft Engines, (ii) Engines on the S.A.L.E. Aircraft,
                  (iii) spare Engines, (iv) any other spare Engine(s) purchased from IAE, and (v) Engines leased from ILFC interchangeably in the AWA fleet of Aircraft and IAE shall take any other action required to allow this interchange. For purposes of IAE service bulletin 500-ENG-72-0285, this Side Letter shall constitute a contractual agreement to allow the conversion described in that bulletin."

4.    FINANCING

      IAE agrees to [*] a financing package [*] as required. The basis for this agreement is outlined in the term sheet [*], which term sheet is attached as Exhibit C hereto. Any such financing will be provided by way of a separate financing agreement under terms mutually acceptable to AWA and IAE. Any such financing offered shall be subject to the approval of the shareholders of IAE.

5.    [*] CREDIT

      IAE hereby confirms that it will provide [*] of [*], per each of the [*] Purchased Aircraft not being financed pursuant to Clause 4 above, directly to Airbus for the benefit of AWA, upon delivery of each of such aircraft to AWA up to a maximum of [*] Purchased Aircraft, provided that [*] the aircraft are powered by new V2500 propulsion systems.

6.    CONDITIONS

      This Side Letter is subject to (a) IAE and AWA obtaining all necessary board and corporate approval for the transactions contemplated in this Side Letter, and (b) the execution of the Amendment to the Airbus Purchase Agreement. If either (a) and (b) has not occurred on or prior to August 1, 2004; either party may terminate this Letter Agreement and it shall have no further force or effect. Should the Amendment to the Airbus Purchase Agreement contemplated hereby contain a revised Aircraft delivery stream as compared to the one set forth in Exhibit A, IAE and AWA will revise the Aircraft and Spare Engine Delivery Schedule set forth in Exhibit A accordingly. Further, should Airbus and AWA, subsequent to the execution of the Amendment to the Airbus Purchase Agreement contemplated hereby, agree to revise the Aircraft delivery stream, IAE and AWA will revise the Aircraft Delivery Schedule set forth in Exhibit A accordingly and will make a good faith undertaking to revise the Spare Engine Delivery Schedule set forth in Exhibit A accordingly.

      The offer reflected in this Side Letter shall expire if not signed by the close of business in Phoenix, Arizona on May 28, 2004.

Except as revised by Side Letters No. 1 through 14 and this Side Letter No. 15, the provisions of the Contract shall remain in full force and effect.

Very truly yours,                         Accepted on behalf of:

IAE INTERNATIONAL AERO                    AMERICA WEST AIRLINES, INC.
ENGINES AG

By: /s/ illegible                         By: /s/ Thomas T. Weir

Title: illegible                          Title: Vice President and Treasurer

Date: ________________________            Date:  ________________________

                                    EXHIBIT A

                   Aircraft and Spare Engine Delivery Schedule

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

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[*]

[*]

[*]

[*]                                 [*]     [*]

[*]                        [*]      [*]

[*]                                 [*]

[*]

[*]               [*]      [*]

[*]               [*]               [*]

[*]               [*]               [*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

                                   EXHIBIT B-1

                             IAE ESCALATION FORMULA

1.       [*]

          [*]

          [*]

          [*]

          [*]

          [*]

          [*]

          [*]

          [*]

[*]

[*]

[*]

[*]

2.       [*]

3.       [*]

                                   EXHIBIT B-2

                             IAE ESCALATION FORMULA

1.       [*]

         [*]
         [*]

         [*]

         [*]

         [*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]
     [*]

2.       [*]

3.       [*]

                                    EXHIBIT C

                              AMERICA WEST AIRLINES
                       OUTLINE OF BACKSTOP FINANCING TERMS

Type:                   Senior secured backstop debt

Capacity:               [*]

Advance Rate:           [*]

Term:                   [*]

Amortization:           [*]

Interest Rate:          [*]

Upfront Fee:            [*]

Prepayment Costs:       No cost (except Libor breakage) while IAE holds paper
                        and market cost upon transfer

Security:               Section 1110

Transfer Rights:        Full flexibility on IAE's right to transfer

Other: Cross collateralization (subject to America West's prepayment rights or amounts not being affected) and cross default provisions

Condition Precedents:   Corporate approval, [*] no Material Adverse Change in
                        airline, no event of default on other agreements between parties, America West having used its reasonable efforts to obtain commercial debt financing or sale lease back financing on terms and conditions which in the aggregate are similar to those contained herein, etc. Agreement by no later than June 15, 2004 of IAE and America West to a financing term sheet reflecting IAE's terms [*].



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.